UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2020, Jaguar Health, Inc. (the “Company”) filed a corrected certificate of amendment (the “Corrected Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (the “COI”) to correct certain clerical errors in the Company’s Fourth Amendment to the COI (the “Fourth Amendment”), including incorrect references therein to the Fourth Amendment as the “Fifth Amendment,” previously filed on June 3, 2019 with the Secretary of State of the State of Delaware Secretary of State.

The foregoing description of the Corrected Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Corrected Certificate of Amendment, which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.07   Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of the Company held on December 9, 2020 (“Special Meeting”), the following proposal was brought before the meeting: a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (as defined below) (“Proposal 2”).

The final results with respect to Proposal 2 are set forth below.

Proposal 2 — Proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 was approved by the stockholders by the following vote:

For	Against	Abstained	Broker Non- Votes
32,724,785	11,988,265	706,202	0

Since there were insufficient votes at the time of the Special Meeting to approve the proposal to approve the adoption of an amendment to the COI to effect a reverse stock split of the Company’s issued and outstanding voting common stock, par value $0.0001 per share (the “Common Stock”) at a ratio not less than 1-for-2 and not greater than 1-for-20, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before December 9, 2021 (the “Reverse Stock Split”) without further approval or authorization of the Company’s stockholders (“Proposal 1”), in accordance with the authority granted pursuant to the approval of Proposal 2, the Special Meeting was adjourned to 8:30 a.m., Pacific Time, on Tuesday, December 22, 2020. The Company’s stockholders of record as of the close of business on November 6, 2020 will continue to be entitled to vote at the special meeting on December 22, 2020. The reconvened special meeting will be held at the Company’s offices at 200 Pine Street, Suite 400, San Francisco, CA 94104.

As disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 6, 2020 (the “Proxy Statement”), the Company is seeking stockholder approval to effect the Reverse Stock Split primarily to increase the price of the Company’s common stock in order to meet the minimum bid price requirement for continued listing on The Nasdaq Stock Market.  With respect to the bid price requirement, as previously disclosed, the Company received an unsolicited letter (the “Letter”) on December 2, 2020 from the Office of Appeals and Review of The Nasdaq Stock Market LLC (“Nasdaq”) staying the stipulation for the Company to comply with the minimum bid price requirement by December 23, 2020 set forth in the October 28, 2020 decision of the Nasdaq Listing Qualifications Panel (the “Panel”) pending the review of the Panel’s decision by the Nasdaq Listing and Hearing Review Council (the “Listing Council”). The Listing Council stated that it will consider whether the Panel should have granted the Company a longer period to regain compliance with the bid price requirement.

Item 7.01   Regulation FD Disclosure.

On December 4, 2020, the Company issued a press release announcing an amendment to the previously disclosed accounts receivable purchase agreement, dated May 12, 2020, by and among the Company, Napo Pharmaceuticals, Inc. (“Napo”), a wholly-owned subsidiary of the Company, and Oasis Capital, LLC (the “Agreement”), pursuant to which, among other things, the parties agreed to the sale of additional accounts receivable under the Agreement.  A copy of the press release is furnished as Exhibit 99.1.

On December 10, 2020, the Company issued a press release announcing that it adjourned the Special Meeting to December 22, 2020 at 8:30 a.m. Pacific Time / 11:30 a.m. Eastern Time and will conduct an investor call on Thursday, December 17 at 5:30 a.m. Pacific Time / 8:30 a.m. Eastern Time to allow the Company’s management to review developments that have taken place since the Proxy Statement was filed. A copy of the press release is furnished as Exhibit 99.2 to this report.

The information in Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Corrected Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation.
99.1	Press Release Announcing Amendment to A/R Purchase Agreement, dated December 4, 2020.
99.2	Press Release Announcing Adjournment of Special Meeting, dated December 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

	By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	Chief Executive Officer & President

Date: December 10, 2020